[FIRST INVESTORS LOGO]




--------------------------------------------------------------------------------
       INSURED INTERMEDIATE
       TAX EXEMPT FUND
--------------------------------------------------------------------------------












--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


      THE DATE OF THIS

--------------------------------------------------------------------------------
                               P R O S P E C T U S
--------------------------------------------------------------------------------
                                                                  IS MAY 1, 2005

                       This page intentionally left blank.

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

OVERVIEW OF THE FUND

What is the Insured Intermediate Tax Exempt Fund?............................  3
   Objective ................................................................  3
   Principal Investment Strategies ..........................................  3
   Principal Risks ..........................................................  3
Who should consider buying the Insured Intermediate Tax Exempt Fund? ........  4
How has the Insured Intermediate Tax Exempt Fund performed? .................  5
What are the fees and expenses of the Insured Intermediate Tax Exempt Fund?..  7

THE FUND IN DETAIL

What are the Insured Intermediate Tax Exempt Fund's
objective, principal investment strategies, and principal risks? ............  9
Who manages the Insured Intermediate Tax Exempt Fund? ....................... 12

BUYING AND SELLING SHARES

How and when does the Fund price its shares? ................................ 13
How do I buy shares? ........................................................ 13
What are the sales charges? ................................................. 15
Are sales charge discounts available? ....................................... 18
How do I sell shares? ....................................................... 19
Can I exchange my shares for the shares of other First Investors Funds? ..... 20
What are the Fund's policies on frequent trading in the shares of the Fund?.. 20
What are the risks of frequent trading in the shares of the Fund? ........... 21

ACCOUNT POLICIES

What about dividends and capital gain distributions? ........................ 22
What about taxes? ........................................................... 22
How do I obtain a complete explanation of all account privileges and policies? ................................................................... 23

FINANCIAL HIGHLIGHTS ........................................................ 24

--------------------------------------------------------------------------------
OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

WHAT IS THE INSURED INTERMEDIATE TAX EXEMPT FUND?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("AMT").

Principal Investment Strategies:

The Fund invests in municipal bonds and other municipal securities, including variable rate and floating rate notes, that pay interest that is exempt from federal income tax and the AMT. The Fund invests primarily in municipal bonds, which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund invests primarily in municipal bonds with intermediate maturities. Under normal market conditions, the Fund attempts to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return.

Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates, but their prices are more sensitive to changes in interest rates than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline.

To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds, held by the Fund, may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund, or the Fund's share price, both of which will fluctuate.

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. There is also the risk that interest on municipal debt could be declared taxable at the federal, state or local level.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED INTERMEDIATE TAX EXEMPT FUND?

The Insured Intermediate Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a higher level of tax exempt income than is available from a tax exempt money market fund and are willing to assume some market volatility to achieve this goal.

The Insured Intermediate Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

HOW HAS THE INSURED INTERMEDIATE TAX EXEMPT FUND PERFORMED?

The following information shows you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

--------------------------------------------------------------------------------
                     INSURED INTERMEDIATE TAX EXEMPT FUND

[Bar Chart Graphic Omitted]

The bar chart contains the following plot points:

13.50%   4.07%   7.68%   6.47%   0.51%   10.11%   4.82%   12.67%   3.79%   1.28%
1995     1996    1997    1998    1999    2000     2001    2002     2003    2004


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 5.59% (FOR THE QUARTER ENDED SEPTEMBER 30, 2002), AND THE LOWEST QUARTERLY RETURN WAS -2.55% (FOR THE QUARTER ENDED JUNE 30, 2004).

--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                                      CLASS A       CLASS B
                                   1 YEAR  5 YEARS  (10 YEARS) (LIFE OF CLASS*)
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes                -4.59%   5.21%      5.78%          N/A

Return After Taxes on              -4.59%   4.92%      5.63%          N/A
Distributions

Return After Taxes on              -2.31%   4.72%      5.45%          N/A
Distributions and Sale of Fund
Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                -3.47%   5.31%       N/A          5.67%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal Bond      4.48%   7.20%      7.05%         7.05%
Index (reflects no deduction for
fees, expenses or taxes)

Merrill Lynch Municipal Securities  5.45%   8.70%      7.58%         7.58%
Master Index** (reflects no
deduction for fees, expenses or
taxes)
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/04.

** THE FUND HAS ELECTED TO USE THE MERRILL LYNCH MUNICIPAL SECURITIES MASTER INDEX BECAUSE IT IS MORE READILY AVAILABLE TO THE FUND THAN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. AFTER THIS YEAR, THE FUND WILL NOT SHOW A COMPARISON TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

What are the fees and expenses of the Insured Intermediate Tax Exempt Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
  Shareholder fees
  (fees paid directly from your investment)      Class A Shares   Class B Shares
--------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)*      5.75%            None
--------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
  (as a percentage of the lower of purchase
  price or redemption price)                          None**           4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

**A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

***4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              Total
                    Distribution              Annual
                    and Service                Fund
        Management   (12b-1)       Other     Operating                    Net
           Fees        Fees      Expenses    Expenses    Fee Waivers    Expenses
            (1)                    (2)          (2)          (1)          (2)
--------------------------------------------------------------------------------
Class A
Shares     0.60%      0.25%        0.20%       1.05%        0.10%         0.95%
--------------------------------------------------------------------------------
Class B
Shares     0.60%      1.00%        0.20%       1.80%        0.10%         1.70%
--------------------------------------------------------------------------------
(1) THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 TO THE EXTENT THAT TOTAL ANNUAL FUND OPERATING EXPENSES EXCEED 0.95% FOR CLASS A SHARES AND 1.70% FOR CLASS B SHARES. THE BOARD MAY CHANGE OR ELIMINATE THIS FEE WAIVER AT ANY TIME.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 One Year  Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                      $666      $881          $1,112      $1,775
--------------------------------------------------------------------------------
Class B shares                      $573      $857          $1,166      $1,910*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                      $666      $881          $1,112      $1,775
--------------------------------------------------------------------------------
Class B shares                      $173      $557            $966      $1,910*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INSURED INTERMEDIATE TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies, which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund follows the strategy of investing in intermediate-term municipal bonds. Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

In selecting investments, the Fund considers, among other factors, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their values from other instruments, securities, or indices. Under normal circumstances, the Fund will not invest more than 10% of its net assets in derivative securities.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).


Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Intermediate Tax Exempt Fund:

Interest Rate Risk:

The market values of municipal securities are affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates.

Interest rate risk also includes the risk that the yields on municipal securities will decline as interest rates decline. Some investments that the Fund buys may give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline. Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. A municipal issuer's ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:

     (i)       A downturn in the national or local economy;
     (ii) Adverse political or regulatory developments at the state or federal level;
     (iii)     Erosion of taxes or other revenues supporting debt obligations;
     (iv) Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;
     (v)       Natural disasters, terrorist acts, or energy shortages;
     (vi) Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and
     (vii) In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.


Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by the Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund. A downgrade in an issuer's credit rating or other adverse news about the issuer can reduce the market value of the issuer's securities even if the issuer is not in default. Furthermore, insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by the Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

Other Risks:

There is also the risk that interest on municipal debt could be declared taxable at the federal, state or local level due to, among other things, a change in the law, an Internal Revenue Service ruling, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement.


WHO MANAGES THE INSURED INTERMEDIATE TAX EXEMPT FUND?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2004, FIMCO served as investment adviser to 49 mutual funds or series of funds with total net assets of approximately $6.6 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2004, FIMCO received advisory fees, net of waiver (if any), of 0.50% of the Fund's average daily net assets.

Clark D. Wagner, Director of Fixed Income, serves as Co-Portfolio Manager of the Fund. He also serves as Portfolio Manager of certain other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.

Robert Morgan serves as the other Co-Portfolio Manager of the Fund. Mr. Morgan joined FIMCO in 2000 as a municipal bond trader. Prior to joining

FIMCO, Mr. Morgan was employed by Citibank Global Asset Management (1999-2000) as a municipal trader where he worked on trust and corporate accounts and money market funds. Prior to that, Mr. Morgan worked as a sales and trading assistant at George K. Baum & Company (1998-1999).

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in a Fund.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The investments of the Fund are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, "current market values"). If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Directors/Trustees of the Fund. The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; or (c) the security is illiquid or does not trade frequently and its market value is therefore slow to react to information. In such cases, the Fund's investment adviser will price the security based upon its estimate of the security's market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; bond market movements; or movements in similar securities.

In the event that a security is priced using fair value pricing, the Fund's value for that security is likely to be different than the security's last reported market sale price quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund's net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer
("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000.

Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Edison, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable sales charge ("offering price"). If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our Edison, N.J. offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Edison, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHAT ARE THE SALES CHARGES?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless we are contacted before the order is placed and we agree to accept it. For investments less than $100,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares.

--------------------------------------------------------------------------------
                                 CLASS A SHARES

Class A shares of the Fund are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

YOUR INVESTMENT     SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE
                         OF OFFERING PRICE*           OF NET AMOUNT INVESTED*
--------------------------------------------------------------------------------
Less than $100,000              5.75%                         6.10%
--------------------------------------------------------------------------------
$100,000-$249,999               4.50                          4.71
--------------------------------------------------------------------------------
$250,000-$499,999               3.50                          3.63
--------------------------------------------------------------------------------
$500,000-$999,999               2.50                          2.56
--------------------------------------------------------------------------------
$1,000,000 or more               0**                           0**
--------------------------------------------------------------------------------
* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

**IF YOU INVEST $1,000,000 OR MORE, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%. AS DESCRIBED IN OUR SHAREHOLDER MANUAL, A CDSC OF 1.00% MAY ALSO BE IMPOSED ON REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED BY GROUP RETIREMENT PLANS WITHOUT A FRONT-END SALES CHARGE PURSUANT TO A SALES CHARGE WAIVER PRIVILEGE. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

--------------------------------------------------------------------------------
                                 CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

YEAR OF REDEMPTION                    CDSC AS A PERCENTAGE OF PURCHASE PRICE
                                              OR NAV AT REDEMPTION
--------------------------------------------------------------------------------
Within the 1st or 2nd year                             4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                             3
--------------------------------------------------------------------------------
In the 5th year                                        2
--------------------------------------------------------------------------------
In the 6th year                                        1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                       0
--------------------------------------------------------------------------------

* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

ARE SALES CHARGE DISCOUNTS AVAILABLE?

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.) Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000, based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can also add to your LOI all Eligible Accounts which share your address of record at the time you enter into the LOI. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances. Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders. Sales charges on Class A shares are waived on reinvestments of dividends and distributions, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain reinvestments of redemptions that have been made within six months, and investments by current and former associates of FIMCO or its affiliates and certain of their family members. CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan. Finally, CDSCs on Class A and Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.

You should consult with your representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers. The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Fund's transfer agent (see back cover). It is also available on our website, www.firstinvestors.com, under the heading "Investor Information", and by clicking on "Shareholder Manual". Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading "Investor Information", and by clicking on "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at Raritan Plaza 1, Edison, N.J. 08837.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on

60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $50,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s), (3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee. We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.

Similarly, for your protection, we will not accept a telephone redemption request if (1) the amount of the redemption is over $50,000, (2) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $100,000 for any one Fund account, (3) the redemption is to be made payable to any person other than the registered owners of the account, (4) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (5) the redemption proceeds are to be mailed to any address other than the address of record, or (6) the redemption is to the address of record and the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account. In such circumstances, you will have to provide us with a written redemption request.

For additional information on our redemption and signature guarantee policies, see our Shareholder Manual, call your representative, or call ADM at 1-800-423-4026.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

Subject to the restrictions on frequent trading discussed below, you may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (e.g., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

WHAT ARE THE FUND'S POLICIES ON FREQUENT TRADING IN THE SHARES OF THE FUND?

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Directors/Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund. These policies and procedures apply uniformly to all accounts. However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy. The Fund also reserves the right to reject exchanges that in the Fund's view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

WHAT ARE THE RISKS OF FREQUENT TRADING IN THE SHARES OF THE FUND?

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions;
(b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions declared on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual.

No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Fund should generally be exempt from federal income taxes, including the AMT. However, the Fund reserves the right to buy securities that may produce taxable income to shareholders.

Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxed to you as ordinary income. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended December 31, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.


---------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

PER SHARE DATA

         NET ASSET   INCOME FROM                                 LESS DISTRIBUTIONS
         VALUE AT    INVESTMENT OPERATIONS                       FROM
         BEGINNING
         OF PERIOD   Net        Net Realized      Total from     Net             Net Realized   Total
                     Investment and               Investment     Investment      Gains          Distributions
                     Income     Unrealized        Operations     Income
                                Gain (Loss)
                                on Investments
---------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------

2000        $5.81     $.254        $.319            $.573        $.252             $.031         $.283
2001         6.10      .243         .049             .292         .245              .137          .382
2002         6.01      .208         .543             .751         .208              .103          .311
2003         6.45      .150         .092             .242         .149              .043          .192
2004         6.50      .134        (.052)            .082         .132               --           .132

---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------

2000        $5.82     $.208        $.315            $.523        $.202             $.031         $.233
2001         6.11      .195         .050             .245         .198              .137          .335
2002         6.02      .159         .544             .703         .160              .103          .263
2003         6.46      .101         .093             .194         .101              .043          .144
2004         6.51      .086        (.052)            .034         .084               --           .084
---------------------------------------------------------------------------------------------------------------

*    CALCULATED WITHOUT SALES CHARGES.
+    NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------

            TOTAL     RATIOS/SUPPLEMENTAL DATA
            RETURN

NET         TOTAL      NET         RATIO TO AVERAGE        RATIO TO AVERAGE         PORTFOLIO
ASSET       RETURN*    ASSETS AT   NET ASSETS +            NET ASSETS               TURNOVER
VALUE AT    (%)        END OF                              BEFORE EXPENSES          RATE (%)
END OF                 PERIOD      Expenses    Net         WAIVED OR
PERIOD                 (IN         (%)         Investment  ASSUMED
                       THOU-                   Income (%)
                       SANDS)                              Expenses   Net
                                                           (%)        Investment
                                                                      Income (%)
-----------------------------------------------------------------------------------------------
 CLASS A
-----------------------------------------------------------------------------------------------

 $6.10      10.11     $9,070        .67            4.32      1.11        3.88          76
  6.01       4.82     11,298        .75            3.90      1.05        3.60         134
  6.45      12.67     29,560        .75            3.27      1.14        2.88         168
  6.50       3.79     57,103        .85            2.28      1.09        2.04          77
  6.45       1.28     59,520        .95            2.08      1.05        1.98         102

-----------------------------------------------------------------------------------------------
 CLASS B
-----------------------------------------------------------------------------------------------

 $6.11       9.16     $1,506       1.50            3.49      1.81        3.18          76
  6.02       4.02      2,674       1.50            3.15      1.80        2.85         134
  6.46      11.80      7,907       1.50            2.52      1.89        2.13         168
  6.51       3.02     12,680       1.60            1.53      1.84        1.29          77
  6.46        .53     11,125       1.70            1.33      1.80        1.23         102
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           INSURED INTERMEDIATE TAX EXEMPT FUND
-----------------------------------------------------------------------------------------------

[FIRST INVESTORS LOGO]


INSURED INTERMEDIATE TAX EXEMPT FUND

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports:
These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

Shareholder Manual:
The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

Administrative Data Management Corp.
Raritan Plaza 1
Edison, New Jersey 08837
Telephone: 1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including the Reports, the SAI and the Shareholder Manual) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO. 811-5690)